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                                                                   Exhibit 10.13

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November 22, 2000 ("THIS AMENDMENT"), among the following: (i) HAWK CORPORATION, a Delaware corporation (herein, together with its successors and assigns, the "Borrower");
(ii) the Lenders party hereto; and (iii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender, the Swing Line Lender, the Letter of Credit Issuer, and as the Syndication Agent and the Administrative Agent under the Credit Agreement:

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders named therein, the Swing Line Lender, the Letter of Credit Issuer, the Syndication Agent and the Administrative Agent entered into the Credit Agreement, dated as of May 1, 1998 (the "Credit Agreement"; with the terms defined therein, or the definitions of which are incorporated therein, being used herein as so defined).

         (2) The parties hereto desire to change certain of the terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. AMENDMENTS, ETC.

         1.1. PRICING GRID. The Pricing Grid Table which appears in section 2.8(h) of the Credit Agreement is amended to read in its entirety as follows:

                               PRICING GRID TABLE
                           (Expressed in Basis Points)

                                                   Applicable
               Ratio of                          Eurodollar Margin                                Applicable
         Consolidated Net Debt                        for                 Applicable           Eurodollar Margin
                 to                             General Revolving         Facility Fee               for
         Consolidated EBITDA                          Loans                  Rate                 Term Loans


 $ 3.00 to 1.00                                        175                     50                    225
 $ 2.50 to 1.00 but less than 3.00 to 1.00             160                     40                    200
 $ 2.00 to 1.00 but less than 2.50 to 1.00             140                     35                    175
   less than 2.00 to 1.00                              120                     30                    150

         1.2. EFFECTIVENESS OF PRICING CHANGES. (a) Effective as of the Effective Date of this Amendment provided for in section 4 hereof, for all General Revolving Loans and Term Loans then or thereafter outstanding, and until changed

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in accordance with the applicable provisions of section 2.8(h) of the Credit
Agreement based on the consolidated financial statements of the Borrower for a fiscal quarter ended December 31, 2000 or thereafter, the Applicable Eurodollar Margin for General Revolving Loans will be 160 basis points per annum and the Applicable Eurodollar Margin for Term Loans will be 200 basis points per annum.

         (b) Effective as of the Effective Date of this Amendment, and until changed in accordance with the applicable provisions of section 4.1(a) of the Credit Agreement based on the consolidated financial statements of the Borrower for a fiscal quarter ended December 31, 2000 or thereafter, the Applicable Facility Fee Rate will be 40 basis points per annum.

         1.3. NEW SECTION 2A. Effective as of the Effective Date of this Amendment, a new section 2A is hereby added to the Credit Agreement immediately succeeding section 2 (and Exhibits G-1, G-2, G-3, G-4 H-1 and H-2 referenced in such section 2A are hereby added as additional Exhibits to the Credit Agreement) as follows:

                 SECTION 2A.   ALTERNATIVE CURRENCY LOANS.

                          2A.1 CERTAIN ADDITIONAL DEFINED TERMS. As used in this
                  Section 2A, the following terms shall have the meanings herein specified unless the context otherwise requires:

                           "ALTERNATIVE CURRENCY" means any currency other than
                  Dollars which is freely transferable and convertible into Dollars.

                           "ALTERNATIVE CURRENCY ADVANCE" shall have the meaning
                  provided in section 2A.2. Each Alternative Currency Advance shall constitute a "Loan" as defined in and for all purposes of this Agreement and the other Credit Documents, and the making of each Alternative Currency Advance shall constitute a "Credit Event" as defined in and for all purposes of this Agreement and the other Credit Documents.

                           "ALTERNATIVE CURRENCY ADVANCE REPORT" shall have the
                  meaning provided in section 2A.7.

                           "ALTERNATIVE CURRENCY GUARANTEED OBLIGATIONS" shall
                  have the meaning provided in section 2A.18.

                           "ALTERNATIVE CURRENCY LENDER" shall have the meaning
                  provided in section 2A.11.

                           "ALTERNATIVE CURRENCY LENDING OFFICE" shall mean,
                  with respect to any Lender, the office of such Lender specified as its Alternative Currency Lending Office in the Alternative Currency Quote delivered by such Lender in response to any Alternative Currency Quote Request.

                           "ALTERNATIVE CURRENCY OUTSTANDINGS" shall mean, at
                  any time an amount equal to the aggregate Dollar Equivalent of all Alternative Currency Advances outstanding at such time.

                           "ALTERNATIVE CURRENCY PARTICIPATION AMOUNT" shall
                  have the meaning provided in section 2A.11.

                           "ALTERNATIVE CURRENCY QUOTE" shall have the meaning
                  provided in section 2A.4.

                           "ALTERNATIVE CURRENCY QUOTE REQUEST" shall have the
                  meaning provided in section 2A.3.

                           "APPLICABLE ALTERNATIVE CURRENCY BUSINESS DAY" shall
                  mean, with respect to any Alternative Currency Advance, a Business Day on which commercial banks are open for international business (including the clearing of currency transfers in the Alternative Currency of such Alternative Currency Advance) in the principal financial center of the home country of such Alternative Currency.

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         "DOLLAR EQUIVALENT" shall mean in respect of any Alternative Currency
Advance, the amount of Dollars that would be obtained by converting the outstanding amount of currency of such Alternative Currency Advance, as specified in the then most recent Alternative Currency Advance Report in respect of such Alternative Currency Advance, into Dollars at the spot rate for the purchase of Dollars with such currency as quoted by KeyBank at approximately 9:00 A.M. (Cleveland, Ohio time) on the second Applicable Alternative Currency Business Day prior to the date of such Alternative Currency Advance Report.

         "ELECTION TO PARTICIPATE" means an Election to Participate substantially in the form of Exhibit H-1.

         "ELECTION TO TERMINATE" means an Election to Terminate substantially in the form of Exhibit H-2.

         "ELIGIBLE SUBSIDIARY" means any wholly-owned Foreign Subsidiary of the Borrower as to which an Election to Participate shall have been delivered to the Administrative Agent and as to which an Election to Terminate shall not have been delivered to the Administrative Agent. Each such Election to Participate and Election to Terminate shall be duly executed on behalf of such wholly-owned Foreign Subsidiary and the Borrower in such number of copies as the Administrative Agent may request. The delivery of an Election to Terminate shall not affect any obligation of an Eligible Subsidiary theretofore incurred. The Administrative Agent shall promptly give notice to the Lenders of the receipt of any Election to Participate or Election to Terminate.

         "INTEREST PERIOD" shall mean, with respect to any Alternative Currency Advance, the Interest Period applicable to such Alternative Currency Advance, as may be requested by the Borrower or any Eligible Subsidiary, as applicable, and accepted by a Lender but which shall not, in any event (i) exceed three months in duration or (ii) end after the General Revolving Loan Maturity Date. Each Interest Period for any Alternative Currency Advance shall commence on the date the Alternative Currency Advance is made and shall end on the date specified in the applicable Alternative Currency Quote Request.

         "NOTICE OF ALTERNATIVE CURRENCY REFUNDING" shall have the meaning provided in section 2A.11.

         2A.2 ALTERNATIVE CURRENCY ADVANCES. (a) Alternative Currency Option. From time to time prior to the General Revolving Loan Maturity Date, the Borrower or any Eligible Subsidiary may, as set forth in this section 2A, request the Lenders to make offers to make a loan (each, an "Alternative Currency Advance") to the Borrower or the Eligible Subsidiary, as applicable. Any Lender may, but shall have no obligation to, make such offers, and the Borrower or the Eligible Subsidiaries, as applicable, may, but shall have no obligation to, accept any such offers in the manner set forth in this section 2A; provided that neither the Borrower nor any Eligible Subsidiary, as applicable, may accept any offer if, after giving effect to the Alternative Currency Advance to be made pursuant to such offer and any other outstanding accepted offers, (i) the aggregate Alternative Currency Outstandings would exceed $5,000,000 at such time, or (ii) the sum of (A) the aggregate Alternative Currency Outstandings plus (B) the aggregate principal amount of all General Revolving Loans then outstanding plus (C) the aggregate amount of all Swing Line Loans then outstanding plus (D) the aggregate of the Letter of Credit Outstandings would exceed the Total General Revolving Commitment at such time.

         2A.3 ALTERNATIVE CURRENCY QUOTE REQUEST. When the Borrower or the Eligible Subsidiary, as applicable, wishes to request offers to make Alternative Currency Advances under this section 2A, it shall transmit to the Administrative Agent by facsimile transmission a request (an "Alternative Currency Quote Request") substantially in the form of Exhibit G-1 hereto so as to be

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received no later than 10:00 A.M. (Cleveland, Ohio time) on the fifth Applicable
Alternative Currency Business Day prior to the date of the Alternative Currency Advance requested therein (or such other time or date as the Administrative
Agent shall have agreed and shall have notified to the Lenders not later than the date of the Alternative Currency Quote Request for the first Alternative Currency Advance for which such change is to be effective) specifying:

                  (a) the proposed date of the Alternative Currency Advance, which shall be an Applicable Alternative Currency Business Day with respect to the Alternative Currency in which such Alternative Currency Advance is requested;

                  (b) the Alternative Currency in which such Alternative Currency Advance is requested;

                  (c) the aggregate principal amount of such Alternative Currency Advance (in such Alternative Currency); and

                  (d) the duration of the Interest Period applicable to such Alternative Currency Advance.

The Borrower or any Eligible Subsidiary may request offers to make Alternative Currency Advances with more than one Interest Period and in more than one Alternative Currency in a single Alternative Currency Quote Request. No Alternative Currency Quote Request by the Borrower or any Eligible Subsidiary shall be given within five Business Days of any other Alternative Currency Quote Request. Notwithstanding the foregoing, neither the Borrower nor any Eligible Subsidiary may request offers to make Alternative Currency Advances when a Default under section 10.1 or an Event of Default is then in existence.

         2A.4 INVITATION FOR ALTERNATIVE CURRENCY QUOTES. Promptly upon receipt of an Alternative Currency Quote Request, the Agent shall send to the Lenders by facsimile transmission an Invitation for Alternative Currency Quotes substantially in the form of Exhibit G-2 hereto, which shall constitute an invitation by the Borrower or the Eligible Subsidiary to each Lender to submit quotes (the "Alternative Currency Quotes") offering to make the Alternative Currency Advances to which such Alternative Currency Quote Request relates in accordance with this section 2A.

         2A.5 SUBMISSION AND CONTENTS OF ALTERNATIVE CURRENCY QUOTES. Each Lender may submit to the Borrower or the Eligible Subsidiary an Alternative Currency Quote containing an offer or offers to make Alternative Currency Advances in response to an Invitation for Alternative Currency Quotes. Each Alternative Currency Quote shall be in substantially the form of Exhibit G-3 hereto and must be submitted to the Borrower or the Eligible Subsidiary, as applicable, by facsimile transmission at its offices specified in or pursuant to section 12.3 not later than 2:00 P.M. (Cleveland, Ohio time) on the fourth Applicable Alternative Currency Business Day prior to the proposed date of the Alternative Currency Advance (or such other time or date as the Administrative Agent shall have agreed and shall have notified to the Lenders not later than the date of the Alternative Currency Quote Request for the first Alternative Currency Advance for which such change is to be effective).

         2A.6 ACCEPTANCE AND NOTICE. Not later than 10:00 A.M. (Cleveland, Ohio time) on the third Applicable Alternative Currency Business Day prior to the proposed date of any Alternative Currency Advance (or such other time or date as the Administrative Agent shall have agreed and shall have notified to the Lenders not later than the date of the Alternative Currency Quote Request for the first Alternative Currency Advance for which such change is to be effective), the Borrower or the applicable Eligible Subsidiary shall notify the Administrative Agent and each of the Lenders which submitted an Alternative Currency Quote of its acceptance or non-acceptance of the offers so notified to it pursuant to section 2A.5. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period and each Alternative Currency that are accepted.

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The Borrower or the Eligible Subsidiary, as applicable, may accept any
Alternative Currency Quote in whole or in part; provided that:

                  (i) the aggregate principal amount of each may not exceed the applicable amount set forth in the related Alternative Currency Quote Request, and

                  (ii) the Borrower or the Eligible Subsidiary, as applicable, may not accept any offer that would cause it to violate the proviso to section 2A.2 above.

Each Lender whose Alternative Currency Quote has been accepted in whole or in part by the Borrower or any Eligible Subsidiary, as applicable, shall promptly notify the Administrative Agent of such acceptance.

         2A.7 REPORTS TO THE ADMINISTRATIVE AGENT. The Borrower shall deliver to the Administrative Agent and each of the Lenders a report in respect of each Alternative Currency Advance (an "Alternative Currency Advance Report") (i) on the date on which such Alternative Currency Advance is made and (ii) on the date on which any principal amount thereof is repaid, specifying for such Alternative Currency Advance:

                  (A) the date such Alternative Currency Advance was or is being made or on which such amount of principal is repaid;

                  (B) the Alternative Currency of such Alternate Currency
Advance;

                  (C) the principal amount of such Alternate Currency Advance or principal payment (in such Alternative Currency); and

                  (D) the Dollar Equivalent of the Alternate Currency Advance then made or remaining after such principal repayment and the Alternative Currency Outstandings on such date after giving effect to such Alternate Currency Advance or principal payment.

         2A.8 REPAYMENT. The Borrower shall repay, or cause the applicable Eligible Subsidiary to repay the principal amount of each Alternative Currency Advance owing to each Lender on the last day of the Interest Period applicable thereto.

         2A.9 INTEREST. The Borrower or the applicable Eligible Subsidiary shall pay interest on the unpaid principal amount of each Alternative Currency Advance owing to each Lender from the date of such Alternative Currency Advance until such principal amount shall be paid in full at a rate per annum equal at all times during the Interest Period for such Alternative Currency Advance to the rate per annum specified in the Alternative Currency Quote accepted by the Borrower or any Eligible Subsidiary, as applicable, relating to such Alternative Currency Advance, payable on the last day of the Interest Period relating thereto; provided that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the greater of (x) 2% per annum above the Prime Rate in effect from time to time and (y) 2% per annum above the rate per annum required to be paid on such Alternative Currency Advance immediately prior to the date on which such amount became due.

         2A.10 MANDATORY PREPAYMENTS. (a) DOLLAR EQUIVALENT OF ALTERNATIVE CURRENCY ADVANCES EXCEEDS $5,000,000. If on the last day of any calendar month (or the last day of any Interest Period for any Alternative Currency Advance) the Dollar Equivalent of the aggregate principal amount of all Alternative Currency Advances then outstanding exceeds $5,000,000, the Borrower will prepay, or cause any applicable Eligible Subsidiary to prepay, without any prepayment penalty or premium, an aggregate principal amount of such Alternative Currency Advances, ratably to the Lenders which shall have made such Alternative Currency Advances, in an amount at least equal to such excess over

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$5,000,000, with accrued interest to the date of prepayment on the principal amount prepaid, and the Borrower and any Eligible Subsidiary shall thereupon be obligated to reimburse such Lenders in respect thereof pursuant to section 2A.12. Each such prepayment, if a partial payment of any Alternative Currency Advances, shall be applied to the principal amounts of such Alternative Currency Advances in inverse order of maturity.

         (b) IF OUTSTANDING GENERAL REVOLVING LOANS, SWING LINE LOANS, ALTERNATIVE CURRENCY ADVANCES AND LETTER OF CREDIT OUTSTANDINGS EXCEED TOTAL GENERAL REVOLVING COMMITMENT. If on any date (after giving effect to any other payments on such date) the sum of (i) the aggregate outstanding principal amount of General Revolving Loans plus (ii) the aggregate principal amount of all Swing Line Loans outstanding plus (iii) the aggregate amount of Letter of Credit Outstandings, plus (iv) the Dollar Equivalent of the Alternative Currency Outstandings exceeds the Total General Revolving Commitment as then in effect, the Borrower shall prepay, without any prepayment penalty or premium, on such date that principal amount of General Revolving Loans or Alternative Currency Advances and, after General Revolving Loans and Alternative Currency Advances have been paid in full, Unpaid Drawings, in an aggregate amount at least equal to such excess and conforming in the case of partial prepayments of General Revolving Loans to the requirements as to the amounts of partial prepayments of General Revolving Loans which are contained in section 5.1, and the Borrower shall be obligated to reimburse the Lenders pursuant to section 2A.12 and 2.11.

         2A.11 REFUNDING OF, OR PARTICIPATION IN, ALTERNATIVE CURRENCY ADVANCES.
(a) If any Event of Default exists, any Lender having an Alternative Currency Advance outstanding (any such Lender an "Alternative Currency Lender") may, in its sole and absolute discretion, direct that the Alternative Currency Advances owing to it be refunded by delivering a notice to such effect to the Administrative Agent, specifying the aggregate principal amount thereof (a "Notice of Alternative Currency Refunding"). Promptly upon receipt of a Notice of Alternative Currency Refunding, the Administrative Agent shall give notice of the contents thereof to the Lenders with General Revolving Commitments and, unless an Event of Default specified in section 10.1(h) in respect of the Borrower or any Eligible Subsidiary has occurred, also to the Borrower. Each such Notice of Alternative Currency Refunding shall be deemed to constitute delivery by the Borrower of a Notice of Borrowing requesting General Revolving Loans consisting of Prime Rate Loans in the Dollar Equivalent amount of the Alternative Currency Advance to which it relates. Each Lender with a General Revolving Commitment (including the Alternative Currency Lender, in its capacity as a Lender) hereby unconditionally agrees (notwithstanding that any of the conditions specified in section 6.2 hereof (as if the making of an Alternative Currency Advance were considered a Credit Event) or elsewhere in this Agreement shall not have been satisfied, but subject to the provisions of paragraph (b) below) to make a General Revolving Loan to the Borrower in an amount equal to such Lender's General Revolving Facility Percentage of the Dollar Equivalent aggregate amount of the Alternative Currency Advances to which such Notice of Alternative Currency Refunding relates. Each such Lender shall make the amount of such General Revolving Loan available to the Administrative Agent in immediately available funds at the Payment Office not later than 2:00 P.M. (local time at the Payment Office), if such notice is received by such Lender prior to 11:00 A.M. (local time at its Domestic Lending Office), or not later than 2:00 P.M. (local time at the Payment Office) on the next Business Day, if such notice is received by such Lender after such time. The proceeds of such General Revolving Loans shall be made immediately available to the Alternative Currency Lender and applied by it to repay the principal amount of the Alternative Currency Advances to which such Notice of Alternative Currency Refunding related. The Borrower irrevocably and unconditionally agrees that, notwithstanding anything to the contrary contained in this Agreement, General Revolving Loans made as herein provided in response to a Notice of Alternative Currency Refunding shall constitute General Revolving Loans hereunder consisting of Prime Rate Loans.

         (b) If prior to the time a General Revolving Loan would otherwise have been made as provided above as a consequence of a Notice of Alternative Currency Refunding, any of the events specified in section 10.1(h) shall have occurred in respect of the Borrower or any Eligible Subsidiary or one or more of the Lenders with General Revolving Commitments shall determine that it is legally

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prohibited from making a General Revolving Loan under such circumstances, each
Lender (other than the Alternative Currency Lender), or each Lender (other than the Alternative Currency Lender) so prohibited, as the case may be, shall, on the date such General Revolving Loan would have been made by it (the "Purchase Date"), purchase an undivided participating interest in the outstanding Alternative Currency Advances to which such Notice of Alternative Currency Refunding related, in an amount (the "Alternative Currency Participation Amount") equal to such Lender's General Revolving Facility Percentage of the Dollar Equivalent of such Alternative Currency Advances. On the Purchase Date, each such Lender or each such Lender so prohibited, as the case may be, shall pay to the Alternative Currency Lender, in immediately available funds, such Lender's Alternative Currency Participation Amount, and promptly upon receipt thereof the Alternative Currency Lender shall, if requested by such other Lender, deliver to such Lender a participation certificate, dated the date of the Alternative Currency Lender's receipt of the funds from, and evidencing such Lender's participating interest in such Alternative Currency Advances and its Alternative Currency Participation Amount in respect thereof. If any amount required to be paid by a Lender to the Alternative Currency Lender pursuant to the above provisions in respect of any Alternative Currency Participation Amount is not paid on the date such payment is due, such Lender shall pay to the Alternative Currency Lender on demand interest on the amount not so paid at the overnight Federal Funds Effective Rate from the due date until such amount is paid in full.

         (c) Whenever, at any time after the Alternative Currency Lender has received from any other Lender such Lender's Alternative Currency Participation Amount, the Alternative Currency Lender receives any payment from or on behalf of the Borrower or any Eligible Subsidiary on account of the related Alternative Currency Advances, the Alternative Currency Lender will promptly distribute to such Lender its General Revolving Facility Percentage of such payment on account of its Alternative Currency Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded); provided, however, that in the event such payment received by the Alternative Currency Lender is required to be returned, such Lender will return to the Alternative Currency Lender any portion thereof previously distributed to it by the Alternative Currency Lender.

         (d) Each Lender's obligation to make General Revolving Loans and/or to purchase participations in connection with a Notice of Alternative Currency Refunding (which shall in all events be within such Lender's Unutilized General Revolving Commitment, taking into account all outstanding participations in connection with Alternative Currency Refundings) shall be subject to the conditions that:

                  (i) such Lender shall have received a Notice of Alternative Currency Refunding complying with the provisions hereof, and

                  (ii) at the time the Alternative Currency Advances which are the subject of such Notice of Alternative Currency Refunding were made, the Alternative Currency Lender had no actual written notice from another Lender that an Event of Default had occurred and was continuing, but otherwise shall be absolute and unconditional, shall be solely for the benefit of the Alternative Currency Lender, and shall not be affected by any circumstance, including, without limitation, (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Credit Party, or any other person, or any Credit Party may have against any Lender or other person, as the case may be, for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default;
(C) any event or circumstance involving a Material Adverse Effect upon the Borrower or any Eligible Subsidiary; (D) any breach of any Credit Document by any party thereto; or (E) any other circumstance, happening or event, whether or not similar to any of the foregoing.

         2A.12. BREAKAGE COMPENSATION. The Borrower and each Eligible Subsidiary, as applicable, shall compensate each applicable Lender, upon its written request (which request shall set forth the


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detailed basis for requesting and the method of calculating such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Alternative Currency Advances) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent), a borrowing of Alternative Currency Advances does not occur on a date specified therefor in an Alternative Currency Quote Request; (ii) if any repayment or prepayment of any of its Alternative Currency Advances occurs on a date which is not the last day of an Interest Period applicable thereto; (iii) if any prepayment of any of its Alternative Currency Advances is not made on any date specified in a notice of prepayment given by the Borrower or any Eligible Subsidiary as applicable; or (iv) as a consequence of any other default by the Borrower or any Eligible Subsidiary, as applicable, to repay its Alternative Currency Advances when required by the terms of this Agreement.

         2A.13 INCREASED COSTS. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of any Alternative Currency Advance, included in the Eurocurrency Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining any Alternative Currency Advance, then the Borrower or the applicable Eligible Subsidiary shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender, on an after tax basis, for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower and any applicable Eligible Subsidiary and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent demonstrable error.

         2A.14 Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its applicable Alternative Currency Lending Office to fund or maintain Alternative Currency Advances hereunder, the Borrower or any Eligible Subsidiary, as applicable, shall forthwith prepay in full all affected Alternative Currency Advances of all affected Lenders which are then outstanding, together with interest accrued thereon.

         2A.15 PAYMENTS AND COMPUTATIONS. The Borrower or the applicable Eligible Subsidiary shall make each payment in respect of each Alternative Currency Advance not later than 11:00 A.M. (local time at the applicable Alternative Currency Lending Office) on the day when due in the applicable Alternative Currency to the applicable Lender, for the account of its applicable Alternative Currency Lending Office, at its applicable Alternative Currency Lending Office in same day funds, for application in accordance with the terms of this Agreement.

         2A.16 JUDGMENT CURRENCY. If for the purpose of obtaining judgment in any court, it is necessary to convert a sum due from the Borrower or any Eligible Subsidiary hereunder in the currency expressed to be payable herein (the "specified currency") into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the specified currency with such other currency at the Cleveland, Ohio office of KeyBank on the Business Day preceding that on which final judgment is given. The obligations of the Borrower or any Eligible Subsidiary in respect of any sum due to any Lender or the Administrative Agent hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender or the Administrative Agent (as the case may be) of any sum adjudged to be so due in such other currency such Lender or the Administrative Agent (as the case may be) may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified

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currency so purchased is less than the sum originally due to such Lender or the
Administrative Agent, as the case may be, in the specified currency, the Borrower and each Eligible Subsidiary agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender or the Administrative Agent, as the case may be, against such loss, and if the amount of the specified currency so purchased exceeds (a) the sum originally due to any Lender or the Administrative Agent, as the case may be, and (b) any amounts shared with other Lenders as a result of allocations of such excess as a disproportionate payment to such Lender, such Lender or the Administrative Agent, as the case may be, agrees to remit such excess to the Borrower or any Eligible Subsidiary.

         2A.17 CONDITIONS PRECEDENT TO ALTERNATIVE CURRENCY ADVANCES. The obligations of any Lender to make any Alternative Currency Advance is subject, at the time thereof, to the satisfaction of the conditions that at the time of the Alternative Currency Advance, and also after giving effect thereto, (i) there shall exist no Default or Event of Default and (ii) all representations and warranties of the Credit Parties contained herein or in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Alternative Currency Advance, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects as of the date when made; and, if any such Alternative Currency Advance is being made to any Eligible Subsidiary, the obligations of any Lender to make Alternative Currency Advances are further subject to the conditions that (A) the Administrative Agent shall have received for the account of the applicable Alternative Currency Lender a duly executed promissory note in the form of Exhibit G-4 hereto (which promissory note shall constitute a "Note" as defined in and for all purposes of this Agreement and the other Credit Documents) of the applicable Eligible Subsidiary dated on or before the date the Alternative Currency Advance is made; and (B) the Administrative Agent shall have received an Election to Participate of such Eligible Subsidiary.

The acceptance of the benefits of each Alternative Currency Advance shall constitute a representation and warranty by the Borrower to each of the Lenders that all of the applicable conditions specified above.

         2A.18 GUARANTEE BY THE BORROWER.

                   (A) GUARANTY. The Borrower hereby guarantees to each Lender the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on all Alternative Currency Advances made by the Lenders to any Eligible Subsidiary and all other amounts from time to time owing to the Lenders by each Eligible Subsidiary strictly in accordance with the terms thereof (such obligations being herein collectively called the "Alternative Currency Guaranteed Obligations"). The Borrower hereby further agrees that if any Eligible Subsidiary shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Alternative Currency Guaranteed Obligations, the Borrower will promptly pay the same without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Alternative Currency Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  (B) OBLIGATIONS UNCONDITIONAL. The obligations of the Borrower under section 2A.18(a) are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, the other Credit Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Alternative Currency Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this section 2A.18 that the obligations of the Borrower hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Borrower hereunder which shall remain absolute and unconditional as described above:

                                             (i) at any time or from time to
                                    time, without notice to the Borrower, the time for any performance of or compliance with any of the Alternative Currency Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                                             (ii) any of the acts mentioned in
                                    any of the provisions hereof or of the other
                                    Credit Documents or any other agreement or instrument referred to herein or therein shall be done or omitted; or

                                             (iii) the maturity of any of the
                                    Alternative Currency Guaranteed Obligations shall be accelerated, or any of the Alternative Currency Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right hereunder or under the other Credit Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Alternative Currency Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with.

                           The Borrower hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against the Eligible Subsidiary hereunder or under the other Credit Documents or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Alternative Currency Guaranteed Obligations.

                                    (c) The obligations of the Borrower under
                           this section 2A.18 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Eligible Subsidiary in respect of the Alternative Currency Guaranteed Obligations is rescinded or must be otherwise restored by any reorganization or otherwise, and the Borrower agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including fees of counsel) incurred by the Administrative Agent or such Lender in connection with such recission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         1.4. CERTAIN REPRESENTATIONS. With retroactive effect to the original Effective Date of the Credit Agreement, section 7.7(b) of the Credit Agreement is amended to read in its entirety as follows:

                  (b) Except as may be permitted by section 9.6, no part of the proceeds of any Credit Event will be used directly or indirectly to purchase or carry Margin Stock, or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, in violation of any of the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. At no time would more than 25% of the value of the assets of the Borrower or of the Borrower and its consolidated Subsidiaries that are subject to any "arrangement" (as such term is used in section 221.2(g) of such Regulation U) hereunder be represented by Margin Stock.

         1.5. REPRESENTATIONS AS TO ELIGIBLE SUBSIDIARIES. Effective as of the Effective Date of this Amendment, a new section 7.21 is hereby added to the Credit Agreement immediately succeeding section 7.20 as follows:

                 7.21 REPRESENTATIONS AND WARRANTIES OF ELIGIBLE SUBSIDIARIES. Each Eligible Subsidiary shall be deemed by the execution and delivery of its Election to Participate to have represented and warranted as of the date thereof that:

                  (a) CORPORATE EXISTENCE AND POWER. It is a company duly formed, validly existing and in good standing under the laws of its jurisdiction of formation and is a wholly-owned Subsidiary of the Borrower.

                  (b) CORPORATE AND GOVERNMENTAL AUTHORIZATION; CONTRAVENTION. The execution and delivery by it of its Election to Participate and its Notes, and the performance by it of this Agreement and its Notes, are within its corporate or other similar powers, have been duly authorized by all necessary corporate or other action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of its certificate of incorporation (or other governing charter documents) or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Eligible Subsidiary or result in the creation or imposition of any Lien on any asset of such Eligible Subsidiary or any of its Subsidiaries.

                  (c) BINDING EFFECT. This Agreement constitutes a valid and binding agreement of such Eligible Subsidiary and its Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of such Eligible Subsidiary, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
         (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                 (d) TAXES. Except as disclosed in the Election to Participate delivered by such Eligible Subsidiary, there is no income, stamp or other tax of any country, or any taxing authority thereof or therein, imposed by or in the nature of withholding or otherwise, which is imposed on any payment to be made by such Eligible Subsidiary pursuant hereto or on its Notes, or is imposed on or by virtue of the execution, delivery or enforcement of its Election to Participate or of its Notes.

         1.6. CONSOLIDATION, MERGER, ACQUISITIONS, ASSET SALES, ETC. With retroactive effect to the original Effective Date of the Credit Agreement, section 9.2(b) of the Credit Agreement is amended in its entirety to read as follows:

                 (b) PERMITTED ACQUISITIONS. If no Default or Event of Default shall have occurred and be continuing or would result therefrom, the Borrower or any Subsidiary may make any Acquisition (i) which is a Permitted Acquisition, provided that all of the conditions contained in the definition of the term Permitted Acquisition are satisfied or (ii) which would, except for the failure to satisfy the condition set forth in clause (i)(B) of the definition of Permitted Acquisition, otherwise be a Permitted Acquisition, provided that the aggregate consideration for all such Acquisitions permitted by this clause (ii) , including the principal amount of any assumed Indebtedness and (without duplication) any Indebtedness of the acquired person or persons, may not exceed $5,000,000.

         1.7. DIVIDENDS, ETC. Effective as of the Effective Date of this Amendment, section 9.6 of the Credit Agreement is amended to read in its entirety as follows:

                 9.6. DIVIDENDS, ETC. The Borrower will not (x) directly or indirectly declare, order, pay or make any dividend (other than dividends payable solely in capital stock of the Borrower) or other distribution on or in respect of any capital stock of any class of the Borrower, whether by reduction of capital or otherwise, or (y) directly or indirectly make, or permit any of its Subsidiaries to directly or indirectly make, any purchase, redemption, retirement or other acquisition of any capital stock of any class of the Borrower (other than for a consideration consisting solely of capital stock of the same class of the Borrower) or of any warrants, rights or options to acquire or any securities convertible into or exchangeable for any capital stock of the Borrower, unless, immediately prior to and immediately after giving effect to any such action, (i) no Default under section 10.1(a) or Event of Default shall have occurred and be continuing, (ii) the Borrower is in compliance with section 9.7, and (iii) the aggregate consideration paid by the Borrower and its Subsidiaries after June 30, 2000 for all purchases, redemptions, retirements or other acquisitions of any capital stock of any class of the Borrower is not in excess of $5,000,000. In addition, the Borrower will not permit any Subsidiary to directly or indirectly declare, order, pay or make any dividend (other than dividends payable solely in the same class of stock or other equity interests of such Subsidiary) or other distribution on or in respect of any capital stock or other equity interests of any class of any Subsidiary, whether by reduction of capital or otherwise except that (i) any Wholly-Owned Subsidiary may make dividend payments or other distributions to the Borrower and (ii) any Subsidiary which is not a Wholly-Owned Subsidiary may make dividend payments or other distributions in respect of capital stock or other equity interests to any holder of such equity interests other than the Borrower in an amount not to exceed, in any fiscal year, the amount required by such holder to pay any currently due tax obligations in respect of such equity interests.

         2. REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants to the Lenders, the Swing Line Lender, the Letter of Credit Issuer, the Administrative Agent and the Syndication Agent as follows:

         2.1. NET SHAPE TECHNOLOGIES ACQUISITION. Other than the condition set forth in clause (i)(B) of the definition of "Permitted Acquisition"in the Credit Agreement, the Acquisition by the Borrower or one of its Subsidiaries of a majority of the outstanding equity interests of Net Shape Technologies, Ltd., an Ohio limited liability company (the "Net Shape Acquisition"), satisfies all of the conditions contained in the definition of Permitted Acquisition. The Borrower acknowledges that the consideration paid in respect of the Net Shape Acquisition reduces the amount available to be used for Acquisitions pursuant to clause (ii) of section 9.2(b) of the Credit Agreement, as amended by this Amendment. Upon consummation of the Net Shape Acquisition, the Borrower will cause Net Shape Technologies, LLC, a Delaware limited liability company, to execute and deliver to the Administrative Agent a Joinder Supplement to Subsidiary Guarantee, together with resolutions of the Board of Directors of such Subsidiary, certified by the Secretary or Assistant Secretary of such Subsidiary as duly adopted and in full force and effect, authorizing the execution and delivery of such Joinder Supplement.

         2.2. AUTHORIZATION AND VALIDITY OF AMENDMENT, ETC. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         2.3. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         2.4. NO EVENT OF DEFAULT. No condition or event has occurred or exists which constitutes or which, after notice or lapse of time or both, would constitute an Event of Default.

         2.5. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party; and without limitation of the foregoing, each Subsidiary of the Borrower which, as of the date hereof, is required to be a Subsidiary Guarantor, has as on or prior to the date hereof become a Subsidiary Guarantor under the Subsidiary Guaranty.

         2.6. FINANCIAL STATEMENTS, ETC. The Borrower has furnished to the Lenders and the Administrative Agent complete and correct copies of (a) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries as of December 31, 1998, and December 31, 1999, and the related audited consolidated statements of income, stockholders' equity, and cash flows for the fiscal years then ended, accompanied by the unqualified report thereon of the Borrower's independent accountants; and (b) the unaudited condensed consolidated balance sheets of the Borrower and its consolidated subsidiaries as of June 30, 1999, and the related unaudited condensed consolidated statements of income and of cash flows of the Borrower and its consolidated subsidiaries for the fiscal quarter or quarters then ended, as contained in the Form 10-Q Quarterly Report of the Borrower filed with the SEC. All such financial statements have been prepared in accordance with GAAP, consistently applied (except as stated therein), and fairly present in all material respects the financial position of the Borrower and its consolidated subsidiaries as of the respective dates indicated and the consolidated results of their operations and cash flows for the respective periods indicated, subject in the case of any such financial statements which are unaudited, to normal audit adjustments, none of which could reasonably be expected to have a Material Adverse Effect.

         3. RATIFICATIONS.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         4. BINDING EFFECT.

         This Amendment shall become effective on a date (the "Effective Date"), on or before November 24, 2000, if the following conditions shall have been satisfied on and as of such date:

                  (a) this Amendment shall have been executed by the Borrower and the Administrative Agent, and counterparts hereof as so executed shall have been delivered to the Administrative Agent;

                  (b) the Acknowledgment and Consent appended hereto shall have been executed by the Credit Parties named therein, and counterparts thereof as so executed shall have been delivered to the Administrative Agent;

                  (c) the Administrative Agent shall have been notified by the Required Lenders that such Lenders have executed this Amendment (which notification may be by facsimile or other written confirmation of such execution);

                  (d) each of Hawk MIM, Inc. and Tex Racing Enterprises, Inc., a Delaware corporation, shall have duly executed and delivered to the Administrative Agent a Joinder Supplement to Subsidiary Guarantee, together with resolutions of the Board of Directors of each such Subsidiary, certified by the Secretary or Assistant Secretary of such Subsidiary as duly adopted and in full force and effect, authorizing the execution and delivery of such Joinder Supplement; and

                  (e) the Borrower shall have delivered to the Administrative Agent an Election to Participate with respect to S.K. Wellman, S.p.A.;

and thereafter this Amendment shall be binding upon and inure to the benefit of the Borrower, each Lender, the Swing Line Lender, the Letter of Credit Issuers, the Syndication Agent and the Administrative Agent and their respective successors and assigns. After this Amendment becomes effective, the Administrative Agent will promptly furnish a copy of this Amendment to each Lender and the Borrower and advise them of the Effective Date.

         5. MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. EXPENSES. As provided in the Credit Agreement, but without limiting any terms or provisions thereof, the Borrower shall pay on demand all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment, including without limitation the reasonable costs and fees of the Administrative Agent's special legal counsel, regardless of whether this Amendment becomes effective in accordance with the terms hereof, and all reasonable costs and expenses incurred by the Administrative Agent or any Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby.

         5.4. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.6. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.7. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.

         5.8. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         5.9. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

HAWK CORPORATION                              KEYBANK NATIONAL ASSOCIATION,
                                                 as a Lender, the Swing Line Lender, a Letter
                                                 of Credit Issuer, the Syndication Agent and
By:                                              the Administrative Agent
   --------------------------------------
    Vice President-Finance

                                              By:
                                                  Vice President

NATIONAL CITY BANK                            LaSALLE BANK, NATIONAL ASSOCIATION

By:                                           By:
   --------------------------------------        --------------------------------------------
    Title:                                        Title:

COMERICA BANK                                 BANK ONE, NA

By:                                           By:
   --------------------------------------        --------------------------------------------
    Title:                                        Title:

HARRIS TRUST AND SAVINGS BANK

By:
   --------------------------------------
    Title:

                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of the intent and effect of sections 6 and 10 of the Subsidiary Guaranty (as such term is defined in the Credit Agreement referred to in the Amendment No. 1 to Credit Agreement (the "Amendment"), to which this Acknowledgment and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Credit Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Credit Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to herein. This Acknowledgment and Consent is for the benefit of the Lenders and the Administrative Agent, and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Administrative Agent, given as provided in the Credit Agreement. This Acknowledgment and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgment and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgment and Consent as of the date of the Amendment referred to herein.

                                    FRICTION PRODUCTS CO.
                                    S.K. WELLMAN CORP.
                                    HELSEL, INC.
                                    LOGAN METAL STAMPINGS, INC.
                                    HUTCHINSON PRODUCTS CORPORATION
                                    SINTERLOY CORPORATION
                                    HAWK BRAKE, INC.
                                    S. K. WELLMAN HOLDINGS, INC.
                                    WELLMAN FRICTION PRODUCTS U. K. CORP.
                                    CLEARFIELD POWDERED METALS, INC.
                                    ALLEGHENY POWDER METALLURGY, INC.
                                    QUARTER MASTER INDUSTRIES, INC.
                                    HAWK MIM, INC.
                                    TEX RACING ENTERPRISES, INC.
                                               as Guarantors

                                    By:
                                        ------------------------------------
                                        a Vice President of, and on behalf
                                        of, each of the above corporations

                                HAWK CORPORATION
                                   as Borrower

                            THE LENDERS NAMED HEREIN
                                   as Lenders

          And

                                     [LOGO]

                          KEYBANK NATIONAL ASSOCIATION
          as a Lender, the Swing Line Lender, a Letter of Credit Issuer
            and as the Syndication Agent and the Administrative Agent

                            ------------------------

                                 AMENDMENT NO. 1
                                   dated as of
                                November 22, 2000
                                       to
                                CREDIT AGREEMENT
                                   dated as of
                                   May 1, 1998

                            ------------------------

                                   EXHIBIT G-1

                   FORM OF ALTERNATIVE CURRENCY QUOTE REQUEST

                                     [Date]

To:               KeyBank National Association
                  (the "Administrative Agent")

From:            [Borrower or Eligible Subsidiary]

Re: Credit Agreement (the "Credit Agreement"), dated as of May 1, 1998, among Hawk Corporation, the Lenders party thereto and the Administrative Agent

         We hereby give notice pursuant to section 2A of the Credit Agreement that we request Alternative Currency Quotes for the following proposed Alternative Currency Advance(s):

PRINCIPAL AMOUNT            ALTERNATIVE CURRENCY            INTEREST PERIOD

         Terms used herein have the meanings assigned to them in the Credit Agreement.

                                               [BORROWER OR ELIGIBLE SUBSIDIARY]

                                               By:
                                                  ------------------------------
                                                   Name:
                                                   Title:

                                   EXHIBIT G-2

               FORM OF INVITATION FOR ALTERNATIVE CURRENCY QUOTE

To:               [Name of Lender]

Re: Invitation for Alternative Currency Quotes to [Borrower or Eligible Subsidiary]

         Pursuant to section 2A of the Credit Agreement, dated as of May 1, 1998, among Hawk Corporation, the Lenders parties thereto and the undersigned, as Administrative Agent, we are pleased on behalf of [Borrower or Eligible Subsidiary ]to invite you to submit Alternative Currency Quotes to [Borrower or Eligible Subsidiary] for the following proposed Alternative Currency Advance(s) :

Date of Alternative Currency Advance(s):__________________

PRINCIPAL AMOUNT          ALTERNATIVE CURRENCY             INTEREST PERIOD

         Please respond to this invitation to the Borrower by no later than 2:00 P.M. (Cleveland, Ohio time) on [date].

                                                  KEYBANK NATIONAL ASSOCIATION

                                                  By:
                                                     ---------------------------
                                                      Authorized Officer

                                   EXHIBIT G-3

                       FORM OF ALTERNATIVE CURRENCY QUOTE

                                     [Date]

To:               [Borrower or Eligible Subsidiary]
                  (the "Borrower")

Re:               Alternative Currency Quotes

         In response to the invitation by KeyBank National Association on your behalf dated , 200_, we hereby make the following Alternative Currency Quote on the following terms:

1.       Quoting Bank:_____________________

2.       Person to contact at Quoting Bank:___________________________

3.       Date of Alternative Currency Advance(s): (*)_________________

4.       Alternative Currency Lending Office: (**)____________________

5. We hereby offer to make Alternative Currency Advance(s) in the following principal amounts, for the following Interest Periods and at the following rates:___________________

         PRINCIPAL           ALTERNATIVE           INTEREST         INTEREST
          AMOUNT(***)         CURRENCY              PERIOD            RATE

6. Prepayment: [not] permitted [on 3 Applicable Alternative Currency Business Days' notice].

                                                       Very truly yours,

                                                        [NAME OF BANK]

Dated:__________________________

By:
        --------------------------
        Authorized Officer

-------------
*        As specified in the related Invitation.

** Specify Alternative Currency Lending Office with respect to each Alternative Currency.

*** Principal amount bid for each Interest Period and each Alternative Currency may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Lender is willing to lend.

                                   EXHIBIT G-4

                       FORM OF ALTERNATIVE CURRENCY NOTE

                            ALTERNATIVE CURRENCY NOTE

                                                                 Cleveland, Ohio

                                                                 _________, 2000

         FOR VALUE RECEIVED, the undersigned [insert name of Eligible Subsidiary]., a[ ] company (herein, together with its successors and assigns, the "Obligor"), hereby promises to pay to the order of (the "Lender"), in an Alternative Currency (such term and certain other capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Credit Agreement referred to below), in immediately available funds, at the Payment Office of KeyBank National Association (the "Administrative Agent"), on the last day of the Interest Period related to such Alternative Currency Advance, the aggregate principal amount of all Alternative Currency Advances made by the Lender pursuant to the Credit Agreement referred to below.

         The Obligor promises also to pay interest on the unpaid principal amount of each Alternative Currency Advance made by the Lender at said office from the date hereof until paid at the rates and at the times provided in section 2A.9 of the Credit Agreement and in the relevant Alternative Currency.

         This Note is one of the Notes referred to in the Credit Agreement, dated as of May 1, 1998, among Hawk Corporation, the financial institutions from time to time party thereto (including the Lender), and KeyBank National Association, as Administrative Agent (as from time to time in effect, the "Credit Agreement"), and is entitled to the benefits thereof and of the other Credit Documents. As provided in the Credit Agreement, this Note is subject to mandatory prepayment prior to the Maturity Date, in whole or in part.

         In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.

         The Obligor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. No failure to exercise, or delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF OHIO.

                                         [ELIGIBLE SUBSIDIARY]

                                         By:
                                            ------------------------------------
                                             Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

                 AMOUNT                                   AMOUNT
                  OF                                        OF
  DATE           LOAN           TYPE                     PRINCIPAL         UNPAID
   OF            AND             OF         INTEREST      PAID OR         PRINCIPAL       MADE
NOTATION       CURRENCY         LOAN         PERIOD       PREPAID         BALANCE          BY

                                   EXHIBIT H-1

                        FORM OF ELECTION TO PARTICIPATE

                                                                          [Date]

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders under the Credit Agreement, dated as of May 1, 1998, among Hawk Corporation, the
     Lenders party thereto and the Administrative Agent
     (the "Credit Agreement")

Ladies and Gentlemen:

         Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

         1. The undersigned, [name of Eligible Subsidiary], a [jurisdiction of incorporation] corporation, hereby elects to be an Eligible Subsidiary for purposes of the Credit Agreement effective from the date hereof until an Election to Terminate shall have been delivered on behalf of the undersigned in accordance with the Credit Agreement. The undersigned confirms that the representations and warranties set forth in section 7.21 of the Credit Agreement are true and correct as to the undersigned as of the date hereof, and the undersigned hereby agrees to perform all the obligations of an Eligible Subsidiary under, and to be bound in all respects by the terms of, the Credit Agreement including without limitation section 12. 8 thereof, as if the undersigned were a signatory party thereto.

         2. The address to which all notices to the undersigned under the Credit Agreement should be directed is:_______________________________________________

         3. [Other than as set forth in paragraph 4 hereof,] there is no income, stamp or other tax of [jurisdiction of incorporation and, if different, principal place of business], or any taxing authority thereof or therein, imposed by or in the nature of withholding or otherwise, which is imposed on any payment to be made by the undersigned pursuant to the Credit Agreement or its Notes, or is imposed on or by virtue of the execution, delivery or enforcement of its Election to Participate or of its Notes.

         [4.  Tax disclosure]

         5. This instrument shall be construed in accordance with and governed by the laws of the State of Ohio. This instrument may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                                 Very truly yours,

                                                 [NAME OF ELIGIBLE SUBSIDIARY]

                                                 By:
                                                    ----------------------------
                                                     Name:
                                                     Title:

         The undersigned hereby confirms that (i) [name of Eligible Subsidiary] is an Eligible Subsidiary for purposes of the Credit Agreement described above and (ii) the representations and warranties set forth in section 7.21 of the Credit Agreement are true and correct as to [name of Eligible Subsidiary] as of the date hereof.

                                HAWK CORPORATION

                                By:
                                    --------------------------
                                    Name:
                                    Title:

         Receipt of the above Election to Participate is hereby acknowledged on and as of the date set forth above.

                                KEYBANK NATIONAL ASSOCIATION,
                                    AS ADMINISTRATIVE AGENT

                                By:
                                    --------------------------
                                    Name:
                                    Title:

                                   EXHIBIT H-2

                         FORM OF ELECTION TO TERMINATE

                                                                          [Date]

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders under the Credit Agreement, dated as of May 1, 1998, among Hawk Corporation, the
    Lenders party thereto and the Administrative Agent
    (the "Credit Agreement")

Ladies and Gentlemen:

         Reference is made to the Credit Agreement described above. Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

         The undersigned, [name of Eligible Subsidiary], a [jurisdiction of incorporation] corporation, hereby elects to terminate its status as an Eligible Subsidiary for purposes of the Credit Agreement effective as of the date hereof. The undersigned hereby represents and warrants that all principal and interest on all Notes of the undersigned and all other amounts payable by the undersigned pursuant to the Credit Agreement have been paid in full on or prior to the date hereof. Notwithstanding the foregoing, this Election to Terminate shall not affect any obligation of the undersigned under the Credit Agreement of under any Note heretofore incurred.

         This instrument shall be construed in accordance with and governed by the laws of the Sate of Ohio.

         This instrument may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                          Very truly yours,

                                          [NAME OF ELIGIBLE SUBSIDIARY]

                                          By:
                                             --------------------------
                                              Name:
                                              Title:

         The undersigned hereby confirms that the status of [name of Eligible Subsidiary] as an Eligible Subsidiary for purposes of the Credit Agreement described above is terminated as of the date hereof.

                                          HAWK CORPORATION

                                          By:
                                             --------------------------
                                              Name:
                                              Title:

Receipt of the above Election to Terminate is hereby acknowledged on and as of the date set forth above.

                                          KEYBANK NATIONAL ASSOCIATION,
                                              AS ADMINISTRATIVE AGENT

                                          By:
                                             --------------------------
                                              Name:
                                              Title: